SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                              ---------------------

                                    FORM 8-K
                              ---------------------


              CURRENT REPORT PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

                          COMMISSION FILE NO.: 0-33513



                       Date of Report: September 28, 2006





                            TDS (TELEMEDICINE), INC.
--------------------------------------------------------------------------------
             (Exact name of registrant as specified in its charter)


New York                                                        11-3579554
--------------------------------------------------------------------------------
(State of other jurisdiction of                                 (IRS Employer
incorporation or organization                                Identification No.)


One Penn Plaza, Suite 1612                                             10119
--------------------------------------------------------------------------------
(Address of principal executive offices)                             (Zip Code)


                                 (212) 994-5374
--------------------------------------------------------------------------------
               (Registrant's telephone number including area code)





Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

__ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

__ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

__   Pre-commencement   communications  pursuant  to  Rule  14d-2(b)  under  the
     Exchange Act (17 CFR 240.14d-2(b))

__   Pre-commencement   communications  pursuant  to  Rule  13e-4(c)  under  the
     Exchange Act (17 CFR 240.13e-4(c))

Item 5.03         Amendment to Articles of Incorporation

Effective on September 28, 2006, tds (Telemedicine) filed with the Department of State of the State of New York a Certificate of Amendment of its Certificate of Incorporation. The amendment effected a reverse stock split of the corporation's common stock in the ratio of 1:100.

Item 9.01         Financial Statements and Exhibits

Exhibits

3-a Certificate of Amendment of Certificate of Incorporation filed on September 28, 2006,



                                    SIGNATURE


Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



                               TDS (TELEMEDICINE), INC.

                               By: /s/ Kevin Kreisler
                                   ------------------------------------
                                       Kevin Kreisler, Chief Executive Officer

                                    * * * * *